MSS Series Trust

Parvin Hedged Equity Solari World Fund

Ticker: PHSWX

SUPPLEMENT DATED JUNE 16, 2026 TO THESTATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED MARCH 31, 2026

Effective May 12, 2026, (i) Brandon M. Pokersnik resigned as Treasurer, Secretary and Chief Compliance Officer of the Trust; (ii) Empirical Administration, LLC concluded providing administration and compliance services to the Trust; (iii) the Board appointed Bob Anastasi as Treasurer, Secretary and Chief Compliance Officer of the Trust; and (iv) the Board approved Hanover Fund Administration, LLC to provide administrator and compliance services to the Trust. Any information in the SAI to the contrary should be disregarded.

Accordingly, the Interested Trustee and Officer table under the section entitled “Trustee Qualifications” is replaced with the following:

Interested Trustee and Officer

Name Address and Age	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee
Dr. Gregory B. Getts [1] 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Age: 69	Trustee and President	Indefinite/ October 2016 - present	Owner/President, Mutual Shareholder Services, LLC, since 1999; Owner/President Arbor Court Capital, LLC, since January 2012.	4	Manor Investment Funds (3)
Bob Anastasi 8000 Town Centre Drive, Suite 400 Broadview Heights, OH 4414 Age: 51	Treasurer, Secretary and Chief Compliance Officer	Indefinite/ May 2026 – present	Vice President, Mutual Shareholder Services, LLC, since 1999; Owner/President, Hanover Fund Administration, LLC, since May 2026.	N/A	N/A

1 Gregory B. Getts is considered an "Interested" Trustee as defined in the 1940 Act because he is an officer of the Trust and President/owner of the Fund’s distributor.

2 The "Fund Complex" consists of MSS Series Trust.

Furthermore, the section entitled “Administrator and Compliance Services” is replaced with the following:

Effective May 12, 2026, Hanover Fund Administration, LLC ("Hanover"), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147, will serve as the Fund’s administrator and provide compliance services to the Fund. Hanover will be paid $500 per month for its administration services and $500 per month for its compliance services. Bob Anastasi of Hanover is also the CCO of the Trust.

From December 30, 2020, to May 12, 2026, Empirical Administration, LLC (“Empirical”), 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio, 44147, provided administration and compliance services to the Trust.  Empirical was paid $500 a month for its administration and $500 a month for its compliance services.

During the fiscal year ended November 30, 2023, the Fund paid Empirical $5,499 for administrative services and $5,499 for compliance services. During the fiscal year ended November 30, 2024, the Fund paid Empirical $6,008 for administrative services and $5,992 for compliance services. During the fiscal year ended November 30, 2025, the Fund paid Empirical $6,000 for administrative services and $6,016 for compliance services.

You should read this Supplement in conjunction with the Fund’s Statement of Additional Information, dated March 31, 2026. These documents are available upon request and without charge by calling the Fund at 1-866-458-4744 or by writing to the Fund’s at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4031.

Please retain this Supplement for future reference.